FINANCIAL RISK MANAGEMENT - CAPITAL MANAGEMENT AND NET DEBT AND SHAREHOLDER'S EQUITY (Details) $ in Millions	Dec. 31, 2023 USD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 USD ($)
FINANCIAL RISK MANAGEMENT
Threshold maximum Consolidated Senior Secured Net Debt to Consolidated EBITDA ratio	8.00
Interest-bearing liabilities	$ 6,661.2	$ 6,236.0
Cash and cash equivalents	483.4	402.0	$ 566.7
Net debt	6,177.8	5,834.0
Total shareholders' equity	$ (156.8)	$ (73.9)	$ 38.0	$ (152.9)